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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 8-K/A into Inverness Medical Technology, Inc.'s previously filed Registration Statement File No.'s 333-37961, 333-45535, 333-15583, 333-17855, 333-45523, 333-95471, 333-44428 and
333-55106.


Boston, Massachusetts                       /s/ Arthur Andersen LLP
June 5, 2001                                ARTHUR ANDERSEN LLP